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                                                                   Exhibit 10.23

                                 AMENDMENT NO. 1
                                       TO
                    TENNECO AUTOMOTIVE INC. CHANGE IN CONTROL
                    SEVERANCE BENEFIT PLAN FOR KEY EXECUTIVES

     This Amendment No. 1 (the "Amendment") to the Tenneco Automotive Inc. Change in Control Severance Benefit Plan for Key Executives (the "Plan") is hereby adopted by Tenneco Automotive Inc. (the "Company") effective as of May 9, 2000. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

1.   AMENDMENT TO SECTION 3 OF THE PLAN.

     Paragraph E. of Section 3 of the Plan is hereby amended in its entirety to read as follows:

     "E. Intentionally omitted."

2.   AMENDMENT TO SECTION 4 OF THE PLAN.

     Section 4 of the Plan is hereby amended in its entirety to read as follows:

     "4. OTHER BENEFITS. Upon a Change in Control, and without regard to the Key Executive's employment status following such Change in Control:

         (i) All Stock Options granted under the Company's Stock Ownership Plan or any other similar plan maintained by the Company shall become immediately vested and remain exercisable for the lesser of 36 months or the remaining life of the option. The term "Stock Option" shall have the meaning ascribed thereto in the Company's Stock Ownership Plan.

         (ii) The Key Executive shall be entitled to be paid in cash the total of the fair market value, determined immediately prior to the Change in Control, of any Restricted Stock, Stock Appreciation Rights, Performance Units, Stock Equivalent Units and Dividend Equivalents which he or she held immediately prior to such Change in Control. The terms "Restricted Stock," "Stock Appreciation Rights," "Performance Units," "Stock Equivalent Units" and "Dividend Equivalents" shall have the meanings ascribed to those terms in the Company's Stock Ownership Plan."




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3.   NO OTHER CHANGES.

     Except to the extent expressly amended by the terms of this Amendment, all provisions of the Plan shall remain in full force and effect following the date hereof and shall not be modified by this Amendment.

     IN WITNESS WHEREOF, the Company has caused the Plan to be amended as set forth herein by its respective officers thereunder duly authorized, effective as of May 9, 2000.

                            TENNECO AUTOMOTIVE INC.


                            By: /s/ Richard P. Schneider
                                ----------------------------------------------
                            Name:   Richard P. Schneider
                            Title:  SVP - Global Administration